Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution

Collection Period                                      December 2, 2000    to    January 1, 2001
Determination Date                                     January 10, 2001
Distribution Date                                      January 16, 2001
Available Amounts
-----------------

         Scheduled Payments plus Payaheads, net of Excluded Amounts          5,847,700.00
         Prepayment Amounts                                                  1,421,684.61
         Recoveries                                                            198,974.01
         Investment Earnings on Collection Account and Reserve Fund             20,528.20
         Late Charges                                                            3,422.66
         Servicer Advances                                                   2,942,969.56

         Total Available Amounts                                            10,435,279.04
         -----------------------                                            -------------

Payments on Distribution Date
-----------------------------

         Trustee Fees (only applicable pursuant to an Event of Default)              0.00

         Unreimbursed Servicer Advances to the Servicer                              0.00

         Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer        0.00

         Interest due to Class A-1 Notes                                             0.00

         Interest due to Class A-2 Notes                                             0.00

         Interest due to Class A-3 Notes                                       447,369.58

         Interest due to Class A-4 Notes                                       146,800.09

         Interest due to Class B Notes                                          27,023.38

         Interest due to Class C Notes                                          26,985.46

         Interest due to Class D Notes                                          29,539.11

         Class A-1 Principal Payment Amount                                          0.00

         Class A-2 Principal Payment Amount                                          0.00

         Class A-3 Principal Payment Amount                                  8,658,946.40

         Class A-4 Principal Payment Amount                                          0.00

         Class B Principal Payment Amount                                      589,368.15

         Class C Principal Payment Amount                                      575,884.67

         Class D Principal Payment Amount                                            0.00

         Additional Principal to Class A-2 Notes                                     0.00

         Additional Principal to Class A-3 Notes                                     0.00

         Additional Principal to Class A-4 Notes                                     0.00

         Additional Principal to Class B Notes                                       0.00

         Additional Principal to Class C Notes                                       0.00

         Additional Principal to Class D Notes                                       0.00

         Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer            0.00
         Deposit to the Reserve Fund                                           (66,637.81)
         Excess to Certificateholder                                                 0.00

         Total distributions to Noteholders and Certificateholders          10,435,279.03
         ---------------------------------------------------------          -------------

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------

         Trustee fees due on Distribution Date                                                    0.00


Unreimbursed Servicer Advances
------------------------------

         Unreimbursed Servicer Advances                                                           0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

    (i)  Servicing Fee Percentage                                                                 0.40%
   (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period               141,771,696.22
  (iii)  Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                  0.00
   (iv)  Servicing Fee accrued but not paid in prior periods                                      0.00
         Total Servicing Fee due and accrued ( (iii) + (iv) )                                     0.00
         Servicing Fee carried forward                                                            0.00

         Monthly Servicing Fee distributed                                                        0.00


Class A-1 Interest Schedule
---------------------------

         Opening Class A-1 principal balance                                                      0.00
         Class A-1 Interest Rate                                                               4.94795%
         Number of days in Accrual Period                                                           34
         Current Class A-1 interest due                                                           0.00
         Class A-1 interest accrued but not paid in prior periods                                 0.00
         Total Class A-1 interest due                                                             0.00
         Class A-1 interest carried forward                                                       0.00

         Class A-1 interest distribution                                                          0.00


Class A-2 Interest Schedule
---------------------------

         Opening Class A-2 principal balance                                                         -
         Class A-2 Interest Rate                                                                  5.26%
         Current Class A-2 interest due                                                              -
         Class A-2 interest accrued but not paid in prior periods                                 0.00
         Total Class A-2 interest due                                                                -
         Class A-2 interest carried forward                                                       0.00

         Class A-2 interest distribution                                                             -


Class A-3 Interest Schedule
---------------------------

         Opening Class A-3 principal balance                                             97,607,908.76
         Class A-3 Interest Rate                                                                  5.50%
         Current Class A-3 interest due                                                     447,369.58
         Class A-3 interest accrued but not paid in prior periods                                 0.00
         Total Class A-3 interest due                                                       447,369.58
         Class A-3 interest carried forward                                                       0.00

         Class A-3 interest distribution                                                    447,369.58


Class A-4 Interest Schedule
---------------------------

         Opening Class A-4 principal balance                                             31,345,216.00
         Class A-4 Interest Rate                                                                  5.62%
         Current Class A-4 interest due                                                     146,800.09
         Class A-4 interest accrued but not paid in prior periods                                 0.00
         Total Class A-4 interest due                                                       146,800.09
         Class A-4 interest carried forward                                                       0.00

         Class A-4 interest distribution                                                    146,800.09


Class B Interest Schedule
-------------------------
        Opening Class B principal balance                                                           5,571,830.31
        Class B Interest Rate                                                                              5.82%
        Current Class B interest due                                                                   27,023.38
        Class B interest accrued but not paid in prior periods                                              0.00
        Total Class B interest due                                                                     27,023.38
        Class B interest carried forward                                                                    0.00

        Class B interest distribution                                                                  27,023.38


Class C Interest Schedule
-------------------------

        Opening Class C principal balance                                                           5,012,779.83
        Class C Interest Rate                                                                              6.46%
        Current Class C interest due                                                                   26,985.46
        Class C interest accrued but not paid in prior periods                                              0.00
        Total Class C interest due                                                                     26,985.46
        Class C interest carried forward                                                                    0.00

        Class C interest distribution                                                                  26,985.46


Class D Interest Schedule
-------------------------

        Opening Class D principal balance                                                           3,865,532.00
        Class D  Interest Rate                                                                             9.17%
        Current Class D interest due                                                                   29,539.11
        Class D interest accrued but not paid in prior periods                                              0.00
        Total Class D interest due                                                                     29,539.11
        Class D interest carried forward                                                                    0.00

        Class D interest distribution                                                                  29,539.11


Class A-1 Principal Schedule
----------------------------

        Class A-1 Maturity Date                                                                     May 15, 2000
  (i)   Opening Class A-1 principal balance                                                                 0.00
 (ii)   Aggregate outstanding principal of Notes plus Overcollateralization Balance               143,403,266.90
(iii)   ADCB as of last day of the Collection Period                                              132,252,008.18
 (iv)   Monthly Principal Amount ( (ii) - (iii) )                                                  11,151,258.72
        Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                      0.00
        Class A-1 Principal Payment Amount distribution                                                     0.00

        Class A-1 Principal Balance after current distribution                                              0.00


Class A Principal Payment Amount
--------------------------------

  (i)   Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount                     128,953,124.76
  (ii)  Class A Target Investor Principal Amount (90.9583% * ending ADCB)                         120,294,178.36
        Class A Principal Payment Amount                                                            8,658,946.40
        Funds available for distribution                                                            8,658,946.40


Class A-2 Principal Schedule
----------------------------

        Opening Class A-2 principal balance                                                                    -
        Class A-2 Principal Payment Amount distribution                                                     0.00

        Class A-2 principal balance after current distribution                                                 -


Class A-3 Principal Schedule
----------------------------

        Opening Class A-3 principal balance                                                        97,607,908.76
        Class A-3 Principal Payment Amount distribution                                             8,658,946.40

        Class A-3 principal balance after current distribution                                     88,948,962.36


Class A-4 Principal Schedule
----------------------------
        Opening Class A-4 principal balance                                                        31,345,216.00
        Class A-4 Principal Payment Amount distribution                                                     0.00

        Class A-4 principal balance after current distribution                                     31,345,216.00


Class B Principal Schedule
--------------------------

        Opening Class B principal balance                                                           5,571,830.31
        Class B Target Investor Principal Amount (3.7674% * ending ADCB)                            4,982,462.16
        Class B Floor                                                                                 (56,850.92)
        Class B Principal Payment Amount due                                                          589,368.15
        Class B Principal Payment Amount distribution                                                 589,368.15

        Class B principal balance after current distribution                                        4,982,462.16


Class C Principal Schedule
--------------------------

        Opening Class C principal balance                                                           5,012,779.83
        Class C Target Investor Principal Amount (3.0139% * ending ADCB)                            3,985,943.27
        Class C Floor                                                                               1,979,037.76
        Class C Principal Payment Amount due                                                        1,026,836.56
        Class C Principal Payment Amount distribution                                                 575,884.67

        Class C principal balance after current distribution                                        4,436,895.16


Class D Principal Schedule
--------------------------

        Opening Class D principal balance                                                           3,865,532.00
        Class D Target Investor Principal Amount (1.5070% * ending ADCB)                            1,993,037.76
        Class D Floor                                                                               3,448,370.90
        Class D Principal Payment Amount due                                                          417,161.10
        Class D Principal Payment Amount distribution                                                       0.00

        Class D principal balance after current distribution                                        3,865,532.00


Additional Principal Schedule
-----------------------------

        Floors applicable (Yes/No)                                                                           Yes
        Monthly Principal Amount                                                                   11,151,258.72
        Sum of Principal Payments payable on all classes                                           10,692,312.21
        Additional Principal  payable                                                                 458,946.51
        Additional Principal available, if payable                                                          0.00

        Class A-2 Additional Principal allocation                                                           0.00
        Class A-2 principal balance after current distribution                                                 -

        Class A-3 Additional Principal allocation                                                           0.00
        Class A-3 principal balance after current distribution                                     88,948,962.36

        Class A-4 Additional Principal allocation                                                           0.00
        Class A-4 principal balance after current distribution                                     31,345,216.00

        Class B Additional Principal allocation                                                             0.00
        Class B principal balance after current distribution                                        4,982,462.16

        Class C Additional Principal allocation                                                             0.00
        Class C principal balance after current distribution                                        4,436,895.16

        Class D Additional Principal allocation                                                             0.00
        Class D principal balance after current distribution                                        3,865,532.00


Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------
   (i)   Servicing Fee Percentage                                                                                      0.40%
  (ii)   ADCB of Contract Pool as of the 1st day of the Collection Period                                    141,771,696.22
 (iii)   Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                               47,257.23
  (iv)   Servicing Fee accrued but not paid in prior periods                                                   1,244,467.21
         Total Servicing Fee due and accrued ( (iii) + (iv) )                                                  1,291,724.44
         Servicing Fee carried forward                                                                         1,291,724.44

         Monthly Servicing Fee distributed                                                                             0.00


Reserve Fund Schedule
---------------------

         ADCB as of the end of the Collection Period                                                         132,252,008.18
         Required Reserve Amount (ending ADCB * 0.70%)                                                           925,764.06
         Prior month Reserve Fund balance                                                                        992,401.87
         Deposit to Reserve Fund - excess funds                                                                        0.00
         Interim Reserve Fund Balance                                                                            992,401.87
         Current period draw on Reserve Fund for Reserve Interest Payments                                             0.00
         Current period draw on Reserve Fund for Reserve Principal Payments                                       66,637.81
         Excess to Certificateholder                                                                                   0.00
         Ending Reserve Fund balance                                                                             925,764.06

         Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period                           0.70%

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

         Class A-1
         ---------
         Class A-1 principal balance                                                                   0.00
         Initial Class A-1 principal balance                                                 130,040,761.00

         Note factor                                                                            0.000000000


         Class A-2
         ---------
         Class A-2 principal balance                                                                   0.00
         Initial Class A-2 principal balance                                                  66,680,434.00

         Note factor                                                                            0.000000000


         Class A-3
         ---------
         Class A-3 principal balance                                                          88,948,962.36
         Initial Class A-3 principal balance                                                 135,293,633.00

         Note factor                                                                            0.657451207


         Class A-4
         ---------
         Class A-4 principal balance                                                          31,345,216.00
         Initial Class A-4 principal balance                                                  31,345,216.00

         Note factor                                                                            1.000000000


         Class B
         -------
         Class B principal balance                                                             4,982,462.16
         initial Class B principal balance                                                     9,663,831.00

         Note factor                                                                            0.515578362


         Class C
         -------
         Class C principal balance                                                             4,436,895.16
         Initial Class C principal balance                                                     7,731,065.00

         Note factor                                                                            0.573904780


         Class D
         -------
         Class D principal balance                                                             3,865,532.00
         Initial Class D principal balance                                                     3,865,532.00

         Note factor                                                                            1.000000000

Heller Equipment Asset Receivables Trust 1999-1
----------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------

  (i)    Outstanding Principal Amount of the Notes as of the preceding Distribution Date                            143,403,266.90
  (ii)   Overcollateralization Balance as of the preceding Distribution Date                                         (1,631,570.68)
 (iii)   Monthly Principal Amount                                                                                    11,151,258.72
  (iv)   Available Amounts remaining after the payment of interest                                                    9,757,561.42
  (v)    ADCB as of the end of the Collection Period                                                                132,252,008.18
         Cumulative Loss Amount                                                                                               0.00


Class B Floor Calculation
-------------------------

         Class B Floor percentage                                                                                             1.86%
         Initial ADCB                                                                                               386,553,237.98
         Cumulative Loss Amount for current period                                                                            0.00
         Sum of Outstanding Principal Amount of Class C Notes, Class D Notes and Overcollateralization Balance        7,246,741.15
         Class B Floor                                                                                                  (56,850.92)


Class C Floor Calculation
-------------------------

         Class C Floor percentage                                                                                             1.09%
         Initial ADCB                                                                                               386,553,237.98
         Cumulative Loss Amount for current period                                                                            0.00
         Sum of Outstanding Principal Amount of Class D Notes and Overcollateralization Balance                       2,233,961.32
         Class C Floor                                                                                                1,979,468.97


Class D Floor Calculation
-------------------------

         Class D Floor percentage                                                                                             0.47%
         Initial ADCB                                                                                               386,553,237.98
         Cumulative Loss Amount for current period                                                                            0.00
         Overcollateralization Balance                                                                               (1,631,570.68)
         Class D Floor                                                                                                3,448,370.90


Heller Financial, Inc. is the Servicer (Yes/No)                                                                                Yes

An Event of Default has occurred  (Yes/No)                                                                                      No



10% Substitution Limit Calculation
----------------------------------

         ADCB as of the Cut-off Date:                                                                               386,553,237.98

         Cumulative DCB of Substitute Contracts replacing materially modified contracts                               5,404,027.98
         Percentage of Substitute Contracts replacing materially modified contracts                                           1.40%

         Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                                   No


5% Skipped Payment Limit Calculation
------------------------------------

         The percent of contracts with Skipped Payment modifications                                                          0.08%
         The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                                       No
         Any Skipped Payments have been deferred later than January 1, 2006                                                     No

Heller Equipment Asset Receivables Trust 1999-1
----------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------
ADCB as of the first day of the Collection Period                                                                   141,771,696.22
ADCB as of the last day of the Collection Period                                                                    132,252,008.18

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                                 0.00
Number of Contracts that became Defaulted Contracts during the period                                                            1
Defaulted Contracts as a percentage of ADCB (annualized)                                                                      0.00%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                            1,322,813.60
Number of Prepaid Contracts as of the last day of the Collection Period                                                          8

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                          0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                       0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                                   0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                         0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                        198,974.01

Cumulative Servicer Advances paid by the Servicer                                                                    19,246,299.79
Cumulative reimbursed Servicer Advances                                                                              16,303,330.23


Delinquencies and Losses                                       Dollars                              Percent
------------------------                                       -------                              -------

         Current                                             121,973,641.34                              92.23%
         31-60 days past due                                   5,134,899.24                               3.88%
         61-90 days past due                                   4,564,152.71                               3.45%
         Over 90 days past due                                   579,314.89                               0.44%
                                                        -------------------                   -----------------
         Total                                               132,252,008.18                             100.00%

         31+ days past due                                    10,278,366.84                               7.77%


  (i)    Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                                    7,173,079.10
  (ii)   Cumulative Recoveries realized on Defaulted Contracts                                                        1,975,390.57
         Cumulative net losses to date  ( (i) - (ii) )                                                                5,197,688.53
         Cumulative net losses as a percentage of the initial ADCB                                                            1.34%